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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 20, 1995 included in the Company's Form 10-K for the year ended January 31, 1995.


                                                       Arthur Andersen LLP



Dayton, Ohio
September 14, 1995